UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2015

Kewaunee Scientific Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-5286	38-0715562
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2700 West Front Street

Statesville, NC 28677

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (704) 873-7202

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (d) On April 28, 2015, Keith M. Gehl was elected to the Board of Directors of Kewaunee Scientific Corporation (the “Company”) by a vote of the members of the Board of Directors, subject to the acceptance by Mr. Gehl of the director position. Mr. Gehl accepted the position on April 29, 2015. Mr. Gehl will serve as a Class II director with a term expiring at the Company’s annual meeting in August 2015. At the April 28, 2015 meeting of the Board, director Ross McCanless, a Class III director with a term expiring at the Company’s annual meeting in August 2016, notified the Board of his intention to resign from the Board, effective May 29, 2015, assuming Mr. Gehl accepted his director position. A copy of the Company’s press release issued on May 5, 2015, announcing the election of Mr. Gehl, is filed as Exhibit 99.1 hereto and incorporated herein by reference.

There is no arrangement or understanding between Mr. Gehl and any other person pursuant to which Mr. Gehl was elected to serve on the Board.

Mr. Gehl has been elected to the Financial/Planning Committee and the Audit Committee.

Mr. Gehl will receive compensation under the Company’s standard compensation arrangement for non-employee directors (as described in the Company’s proxy statement for its 2014 annual meeting of stockholders), and as a result he received an option to purchase 10,000 shares of the Company’s common stock on April 29, 2015 under the 2010 Stock Option Plan for Directors.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On April 28, 2015, the Company approved an amendment to Section 5.02 of the Bylaws of the Company to increase the number of directors of the Company’s Board of Directors from eight to nine, subject to and effective immediately before Mr. Gehl’s acceptance of his director position. A copy of the Company’s Bylaws, as amended, is filed as Exhibit 3 hereto and incorporated herein by reference. The Company expects to amend its Bylaws to reduce the number of directors from nine to eight following the resignation of Mr. McCanless.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

3	Bylaws of the Company, as amended April 29, 2015.

99.1	Press Release of Kewaunee Scientific Corporation dated May 5, 2015.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2015

Kewaunee Scientific Corporation

By:	/s/ D. Michael Parker
D. Michael Parker
Senior Vice President, Finance and
Chief Financial Officer

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